EQ ADVISORS TRUSTSM

EQ/Equity 500 Index Portfolio

SUPPLEMENT DATED JUNE 21, 2024, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2024

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ/Equity 500 Index Portfolio (the “Portfolio”) dated May 1, 2024. The Portfolio is a series of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download the documents at the Trust’s website at https://equitable-funds.com.

IMPORTANT NOTICE REGARDING THE PORTFOLIO’S DIVERSIFICATION POLICY

The EQ/Equity 500 Index Portfolio has revised its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Portfolio will continue to track its benchmark index even if the Portfolio becomes non‑diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if and/or when the Portfolio crosses from diversified to non‑diversified status under such circumstances.

Accordingly, the following changes to the Summary Prospectus, Prospectus and SAI are effective immediately:

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Strategy” is amended by adding the following paragraph after the second paragraph:

The Portfolio may become “non‑diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Risks,” is amended by adding the following paragraph:

Index Non‑Diversification Risk — To the extent that the Portfolio becomes non‑diversified as necessary to approximate the composition of the index, the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political or regulatory occurrence affecting one or more of these issuers.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Risks,” is amended by adding the following paragraph as the second paragraph under “Index Strategy Risk”:

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

The section of the SAI entitled “Description of the Trust” is amended by adding the following paragraph before the second to last paragraph of the section:

The EQ/Equity 500 Index Portfolio intends to be diversified in approximately the same proportion as the index that the Portfolio is designed to track is diversified. The Portfolio may become “non‑diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track. The Portfolio will continue to track its benchmark index even if it becomes non-diversified as a result, and the Portfolio will not seek shareholder approval to change its classification from diversified to non‑diversified under such circumstances.